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                                                                 Exhibit 10(vii)

                                     FORM OF
                            1996 UNIT INCENTIVE PLAN
                              FOR KEY EMPLOYEES OF
                       BORDEN, INC. AND ASSOCIATED PERSONS

1.       PURPOSE OF PLAN
         ---------------

                  The 1996 Unit Incentive Plan for Key Employees of Borden, Inc. and Associated Persons (the "PLAN") is designed:

                  (a) to promote the long term financial interests and growth of Borden, Inc. (the "CORPORATION") and its Subsidiaries by attracting and retaining management personnel with the training, experience and ability to enable them to make a substantial contribution to the success of the Corporation's business;

                  (b) to motivate management personnel by means of growth-related incentives to achieve long range goals; and

                  (c) to further the identity of interests of Participants with those of the direct and indirect equityholders of the Corporation through opportunities to participate in increased value of, or distributions by, the Corporation and/or its Associated Persons.

2.       DEFINITIONS
         -----------

                  As used in the Plan, the following words shall have the following meanings:

                  (a) "ASSOCIATED PERSON" shall mean any Subsidiary of BW Holdings, including, without limitation, the Corporation, or any other entity designated by the Board of Directors, which may include, without limitation, a successor to BW Holdings.

                  (b) "BW HOLDINGS" shall mean BW Holdings, LLC, a Delaware limited liability company.

                  (c) "BW HOLDINGS UNIT" shall mean a Unit (as defined in the Limited Liability Company Agreement of BW Holdings) of limited liability company interest in BW Holdings.

                  (d) "BOARD OF DIRECTORS" means the Board of Directors of the Corporation.

                  (e) "COMMITTEE" means the Compensation Committee of the Board of Directors.

                  (f) "EMPLOYEE" means a person, including an officer, in the regular full-time employment of the Corporation or one of its Subsidiaries who, in the opinion of the Committee, is, or is expected, to be primarily responsible for the management, growth



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or protection of some part or all of the business of the Corporation.

                  (g) "EQUIVALENT COMPANY" shall mean any Associated Person that, at the relevant time, owns or operates, directly or indirectly, substantially all of the business and assets of BW Holdings and its Subsidiaries.

                  (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (i) "FAIR VALUE" means such value of a BW Holdings Unit or similar ownership interest in an Equivalent Company as determined in accordance with any applicable resolutions or regulations of the Committee in effect at the relevant time and in accordance with the provisions of a Grant Agreement.

                  (j) "GRANT" means an award made to a Participant pursuant to the Plan and described in Paragraph 5, including, without limitation, an award of a BW Holdings Unit Option, Unit Appreciation Right, Purchase BW Holdings Unit or Other Unit-Based Grant, or any combination of the foregoing.

                  (k) "GRANT AGREEMENT" means an agreement between the Corporation and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

                  (l) "PARTICIPANT" means an Employee selected to participate in the Plan by the Committee in its sole discretion and to whom one or more Grants have been made and such Grants have not all been forfeited or terminated under the Plan; PROVIDED, HOWEVER, a non-employee director of the Corporation or one of its Subsidiaries may not be a Participant.

                  (m) "SUBSIDIARY" means any corporation, partnership or other entity in an unbroken chain of corporations, partnerships or other entities beginning with BW Holdings if each of the corporations, partnerships or other entities, or group of commonly controlled corporations, partnerships or other entities other than the last corporation, partnership or other entity in the unbroken chain then owns 50% or more of the voting stock or other ownership interests in one of the other corporations, partnerships or other entities in such chain.

3.       ADMINISTRATION OF PLAN
         ----------------------

                  (a) The Plan shall be administered by the Committee. The Committee may adopt its own rules of procedure, and the action of a majority of the Committee, taken at a meeting or taken without a meeting by a writing signed by such majority, shall constitute action by the Committee. The Committee shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules. Any such interpretations, rules, and

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administration shall be consistent with the basic purposes of the Plan.

                  (b) The Committee may delegate to the Chief Executive Officer and to other senior officers of the Corporation its duties under the Plan subject to such conditions and limitations as the Committee shall prescribe, except that only the Committee may designate and make Grants to Participants who are subject to Section 16 of the Exchange Act.

                  (c) The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Corporation, and the officers and directors of the Corporation shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Corporation and all other interested persons. No member of the Committee or the Board of Directors, or the Board of Directors of any Associated Person, and none of the Corporation, BW Holdings or any Associated Person shall be liable (personally or otherwise) for any action, determination or interpretation made in good faith with respect to the Plan or the Grants, and all such persons shall be fully protected by the Corporation with respect to any such action, determination or interpretation.

4.       ELIGIBILITY
         -----------

                  The Committee may from time to time make Grants under the Plan to such Employees and in such form and having such terms, conditions and limitations as the Committee may determine in its sole discretion. No Grants may be made under this Plan to non-employee directors of Corporation or any of its Subsidiaries. Grants may be granted singly, in combination or in tandem. The terms, conditions and limitations of each Grant under the Plan shall be set forth in a Grant Agreement, in a form approved by the Committee, consistent, however, with the terms of the Plan; PROVIDED, HOWEVER, such Grant Agreement shall contain provisions dealing with the treatment of Grants in the event of the termination, death or disability of a Participant, and may also include provisions concerning the treatment of Grants in the event of a change of control of the Corporation.

5.       GRANTS
         ------

                  From time to time, the Committee will determine the forms and amounts of Grants for Participants. Such Grants may take the following forms in the Committee's sole discretion:

                  (a) BW HOLDINGS UNIT OPTIONS - These are options to purchase BW Holdings Units. At the time of the Grant the Committee shall determine, and shall have contained in the Grant Agreement or other Plan rules, the option exercise period, the option exercise price, and such other conditions

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         or restrictions on the grant or exercise of the option as the Committee deems appropriate, which may include the requirement that the grant of options is predicated on the acquisition of Purchase BW Holdings Units by the optionee.

                  (b) UNIT APPRECIATION RIGHTS - These are rights that entitle the holder to receive payments from time to time from the Corporation in amounts and at times corresponding to the amounts and times when distributions on the BW Holdings Units are made. Generally, Unit Appreciation Rights will provide for payments by the Corporation when the aggregate distributions on each BW Holdings Unit exceeds a trigger price specified in the Grant Agreement. The Committee, in the Grant Agreement or by other Plan rules, may impose such conditions or restrictions on the Unit Appreciation Rights, may provide for the conversion of the Unit Appreciation Rights into BW Holdings Units, or options to purchase BW Holdings Units or other ownership interests in BW Holdings or any Associated Person, and may provide for such other terms and conditions applicable to the Unit Appreciation Rights as it deems appropriate. Unit Appreciation Rights may also be called "UARs" in a Grant Agreement.

                  (c) PURCHASE BW HOLDINGS UNIT - Purchase BW Holdings Units are BW Holdings Units offered to a Participant at such price as determined by the Committee, the acquisition of which will make him eligible to receive Grants under the Plan; PROVIDED, HOWEVER, that the price of such Purchase BW Holdings Units may not be less than 50% of the fair market value (as determined by the Committee) of the BW Holdings Units on the date such Purchase BW Holdings Units are offered.

                  (d) OTHER UNIT-BASED GRANTS - The Committee may make other Grants under the Plan pursuant to which BW Holdings Units (or similar ownership interests of an Equivalent Company) are or may in the future be acquired, or payments are or may in the future be made, in each case, based on the performance or value of the Corporation and its Associated Persons. The Committee, in the Grant Agreement or by other Plan rules, may impose such conditions or restrictions on any such Grant as it deems appropriate, consistent with the purposes of the Plan. Such Other Unit-Based Grants may include, without limitation, appreciation rights providing for payments to the Employee when a specified value of the Units is achieved relative to a value specified at the time of the Grant in the Grant Agreement.

6.       LIMITATIONS AND CONDITIONS
         --------------------------

                  (a) The number of BW Holdings Units available for Grants under this Plan, and the number of such Units on which Grants under this Plan may be based, shall be _________ but may

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be increased or decreased (but in no event decreased to a number lower than the number of BW Holdings Units theretofore granted or with respect to which Grants theretofore have been made under the Plan), by the Committee in its sole discretion. Unless restricted by applicable law, the number of BW Holdings Units related to Grants that are forfeited, terminated, cancelled or expire shall immediately become available for Grants.

                  (b) No Grants shall be made under the Plan beyond ten years after the effective date of the Plan, but the terms of Grants made on or before the expiration thereof may extend beyond such expiration. At the time a Grant is made or amended or the terms or conditions of a Grant are changed, the Committee may provide for limitations or conditions on such Grant.

                  (c) Nothing contained herein shall affect the right of the Corporation to terminate any Participant's employment at any time or for any reason.

                  (d) Deferrals of Grant payouts may be provided for, at the sole discretion of the Committee, in the Grant Agreements.

                  (e) Except as otherwise prescribed by the Committee, the amounts of the Grants for any employee of a Subsidiary, along with interest, dividend and other expenses accrued on deferred Grants shall be charged to the Participant's employer during the period for which the Grant is made. If the Participant is employed by more than one Subsidiary or by both the Corporation and a Subsidiary during the period for which the Grant is made, the Participant's Grant and related expenses will be allocated between the companies employing the Participant in a manner prescribed by the Committee.

                  (f) Other than as specifically provided with regard to the death of a Participant, no Grant or right to payment in respect thereof under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void. No Grant or right to payment in respect thereof shall, prior to receipt thereof by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

                  (g) Participants shall not be, and shall not have any of the rights or privileges of, members of BW Holdings or equity holders in any Associated Person in respect of any BW Holdings Units or interests in an Associated Person purchasable in connection with any Grant unless and until such Participant is registered as the owner thereof and, if applicable, certificates representing any such BW Holdings Units or such other interests have been issued by BW Holdings or such Associated Person to such Participants.

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                  (h) No election as to benefits or exercise of BW Holdings Unit
Options, Unit Appreciation Rights or other rights may be made during a Participant's lifetime by anyone other than the Participant except by a legal representative appointed for or by the Participant.

                  (i) Absent express provisions to the contrary, any grant under this Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Corporation or its Subsidiaries and shall not affect any benefits under any other benefit plan of any kind or subsequently in effect under which the availability or amount of benefits is related to level of compensation. This Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

                  (j) Unless the Committee determines otherwise, no benefit or promise under the Plan shall be secured by any specific assets of the Corporation or any of its Subsidiaries, nor shall any assets of the Corporation or any of its Subsidiaries be designated as attributable or allocated to the satisfaction of the Corporation's obligations under the Plan.

7.       TRANSFERS AND LEAVES OF ABSENCE
         -------------------------------

                  For purposes of the Plan, unless the Committee determines otherwise: (a) a transfer of a Participant's employment without an intervening period of separation among the Corporation and any Associated Person shall not be deemed a termination of employment, and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of the Corporation during such leave of absence.

8.       ADJUSTMENTS
         -----------

                  In the event that the Corporation (or any Equivalent Company) consummates a Public Offering, or any similar event occurs, or there is a change in the powers, designations, preferences and relative participating, optional or other rights, if any, or the qualifications, limitations or restrictions of the outstanding BW Holdings Units or equity interests in an Equivalent Company or a reclassification, recapitalization or merger, change of control, or similar event affecting the Corporation, BW Holdings or an Equivalent Company, the Committee may adjust appropriately the outstanding Grants as it deems to be equitably required, including without limitation converting the Grants into common equity of, or grants of options or other rights to purchase ownership interests in, the Corporation or the Equivalent Company that consummates a Public Offering on such terms as the Committee deems to be appropriate in its sole discretion.

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9.       MERGER, CONSOLIDATION, EXCHANGE,
         ACQUISITION, LIQUIDATION OR DISSOLUTION
         ---------------------------------------

                  In its absolute discretion, and on such terms and conditions as it deems appropriate, coincident with or after the grant of any BW Holdings Unit Option, Unit Appreciation Right or any Other Unit-Based Grant, the Committee may provide that such BW Holdings Unit Option, Unit Appreciation Right or Other Unit-Based Grant cannot be exercised or triggered after the merger or consolidation of BW Holdings or the Corporation into another corporation, the exchange of all or substantially all of the assets of BW Holdings or the Corporation for the securities of another corporation, the sale of all or substantially all the assets of BW Holdings or the Corporation, the acquisition by another corporation of 80% or more of BW Holdings' or the Corporation's then outstanding units or shares of voting stock or the recapitalization, reclassification, liquidation or dissolution of BW Holdings or the Corporation, and if the Committee so provides, it shall, on such terms and conditions as it deems appropriate in its absolute discretion, also provide, either by the terms of such BW Holdings Unit Option, Unit Appreciation Right or Other Unit-Based Grant or by a resolution adopted prior to the occurrence of such merger, consolidation, exchange, acquisition, recapitalization, reclassification, liquidation or dissolution, that, for some period of time prior to such event, such BW Holdings Unit Option, Unit Appreciation Right or Other Unit-Based Grant shall be exercisable or able to be triggered as to all units or shares subject thereto, notwithstanding anything to the contrary herein (but subject to the provisions of Paragraph 6(b)) and that, upon the occurrence of such event, such BW Holdings Unit Option, Unit Appreciation Right or Other Unit-Based Grant shall terminate and be of no further force or effect; PROVIDED, HOWEVER, that the Committee may also provide, in its absolute discretion, that even if the BW Holdings Unit Option, Unit Appreciation Right or Other Unit-Based Grant shall remain exercisable or able to be triggered after any such event, from and after such event, any such BW Holdings Unit Option, Unit Appreciation Right or Other Unit-Based Grant shall be exercisable or able to be triggered only for the kind and amount of securities and/or other property, or the cash equivalent thereof, receivable as a result of such event by the holder of Unit Appreciation Rights immediately prior to such event or a number of units or shares of stock for which such BW Holdings Unit Option or Other Unit-Based Grant could have been exercised immediately prior to such event.

10.      AMENDMENT AND TERMINATION
         -------------------------

                  The Committee shall have the authority to make such amendments to any terms and conditions applicable to outstanding Grants as are consistent with this Plan provided that, except for adjustments under Paragraph 8 or 9 hereof, no such action shall modify such Grant in a manner adverse to the Participant without

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the Participant's consent except as such modification is provided for or contemplated in the terms of the Grant.

                  The Board of Directors may amend, suspend or terminate the Plan except that no such action, other than an action under Paragraph 8 or 9 hereof, may be taken which would decrease the exercise price or trigger price of outstanding BW Holdings Unit Options or Unit Appreciation Rights, change the requirements relating to the Committee or extend the term of the Plan.

11.      FOREIGN OPTIONS AND RIGHTS
         --------------------------

                  The Committee may make Grants to Employees who are subject to the laws of nations other than the United States, which Grants may have terms and conditions that differ from the terms thereof as provided elsewhere in the Plan for the purpose of complying with foreign laws.

12.      WITHHOLDING TAXES
         -----------------

                  The Corporation shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Corporation to deliver BW Holdings Units upon exercise of a BW Holdings Unit Option or exercise or settlement of any Other Unit-Based Grant that the Participant pay to the Corporation such amount as may be requested by the Corporation for the purpose of satisfying any liability for such withholding taxes. Any Grant Agreement may (but is not required to) provide that the Participant may elect, in accordance with any conditions set forth in such Grant Agreement, to satisfy a portion or all of such withholding taxes in the form of a reduced payment by the Corporation (including by reducing the number of BW Holdings Units to be received upon exercise of a BW Holdings Unit Option).

13.      EFFECTIVE DATE AND TERMINATION DATES
         ------------------------------------

                  The Plan shall be effective on and as of the date of its approval by the stockholders of the Corporation and shall terminate ten years later, subject to earlier termination by the Board of Directors pursuant to Paragraph 10.

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
                                                                 Exhibit 10(vii)



                                     FORM OF
                       1996 STOCK PURCHASE AND OPTION PLAN
                              FOR KEY EMPLOYEES OF
                 BORDEN CHEMICAL HOLDINGS, INC. AND SUBSIDIARIES

1.       PURPOSE OF PLAN
         ---------------

                  The 1996 Stock Purchase and Option Plan for Key Employees of Borden Chemical Holdings, Inc. and Subsidiaries (the "PLAN") is designed:

                  (a) to promote the long term financial interests and growth of Borden Chemical Holdings, Inc. (the "CORPORATION") and its subsidiaries by attracting and retaining management personnel with the training, experience and ability to enable them to make a substantial contribution to the success of the Corporation's business;

                  (b) to motivate management personnel by means of growth-related incentives to achieve long range goals; and

                  (c) to further the identity of interests of participants with those of the stockholders of the Corporation through opportunities for increased stock, or stock-based, ownership in the Corporation.

2.       DEFINITIONS
         -----------

                  As used in the Plan, the following words shall have the following meanings:

                  (a) "GRANT" means an award made to a Participant pursuant to the Plan and described in Paragraph 5, including, without limitation, an award of an Incentive Stock Option, Stock Option, Stock Appreciation Right, Dividend Equivalent Right, Restricted Stock, Purchase Stock, Performance Units, Performance Shares or Other Stock Based Grant, or any combination of the foregoing.

                  (b) "GRANT AGREEMENT" means an agreement between the Corporation and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

                  (c) "BOARD OF DIRECTORS" means the Board of Directors of the Corporation.

                  (d) "COMMITTEE" means the Compensation Committee of the Board of Directors.

                  (e) "COMMON STOCK" or "SHARE" means common stock of the Corporation which may be authorized but unissued, or issued and reacquired.



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                  (f) "EMPLOYEE" means a person, including an officer, in the regular full-time employment of the Corporation or one of its Subsidiaries who, in the opinion of the Committee, is, or is expected, to be primarily responsible for the management, growth or protection of some part or all of the business of the Corporation.

                  (g) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (h) "FAIR MARKET VALUE" means such value of a Share as reported for stock exchange transactions and/or determined in accordance with any applicable resolutions or regulations of the Committee in effect at the relevant time.

                  (i) "PARTICIPANT" means an Employee, or other person having a unique relationship with the Corporation or one of its Subsidiaries, to whom one or more Grants have been made and such Grants have not all been forfeited or terminated under the Plan; PROVIDED, HOWEVER, a non-employee director of the Corporation or one of its Subsidiaries may not be a Participant.

                  (j) "STOCK-BASED GRANTS" means the collective reference to the grant of Stock Appreciation Rights, Dividend Equivalent Rights, Restricted Stocks, Performance Units, Performance Shares and Other Stock Based Grants.

                  (k) "STOCK OPTIONS" means the collective reference to "Incentive Stock Options" and "Other Stock Options".

                  (l) "SUBSIDIARY" means any corporation other than the Corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the voting stock in one of the other corporations in such chain.

3.       ADMINISTRATION OF PLAN
         ----------------------

                  (a) The Plan shall be administered by the Committee. None of the members of the Committee shall be eligible to be selected for Grants under the Plan, or have been so eligible for selection within one year prior thereto; PROVIDED, HOWEVER, that the members of the Committee shall qualify to administer the Plan for purposes of Rule 16b-3 (and any other applicable rule) promulgated under Section 16(b) of the Exchange Act to the extent that the Corporation is subject to such rule. The Committee may adopt its own rules of procedure, and the action of a majority of the Committee, taken at a meeting or taken without a meeting by a writing signed by such majority, shall constitute action by the Committee. The Committee shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules. Any such interpretations, rules, and administration shall be consistent with the basic purposes of the Plan.

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                  (b) The Committee may delegate to the Chief Executive Officer and to other senior officers of the Corporation its duties under the Plan subject to such conditions and limitations as the Committee shall prescribe except that only the Committee may designate and make Grants to Participants who are subject to Section 16 of the Exchange Act.

                  (c) The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Corporation, and the officers and directors of the Corporation shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Corporation and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Grants, and all members of the Committee shall be fully protected by the Corporation with respect to any such action, determination or interpretation.

4.       ELIGIBILITY
         -----------

                  The Committee may from time to time make Grants under the Plan to such Employees, or other persons having a unique relationship with Corporation or any of its Subsidiaries, and in such form and having such terms, conditions and limitations as the Committee may determine. No Grants may be made under this Plan to non-employee directors of Corporation or any of its Subsidiaries. Grants may be granted singly, in combination or in tandem. The terms, conditions and limitations of each Grant under the Plan shall be set forth in a Grant Agreement, in a form approved by the Committee, consistent, however, with the terms of the Plan; PROVIDED, HOWEVER, such Grant Agreement shall contain provisions dealing with the treatment of Grants in the event of the termination, death or disability of a Participant, and may also include provisions concerning the treatment of Grants in the event of a change of control of Corporation.

5.       GRANTS
         ------

                  From time to time, the Committee will determine the forms and amounts of Grants for Participants. Such Grants may take the following forms in the Committee's sole discretion:

                  (a) INCENTIVE STOCK OPTIONS - These are stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("CODE"), to purchase Common Stock. In addition to other restrictions contained in the Plan, an option granted under this Paragraph 5(a), (i) may not be exercised more than 10 years after the date it is granted, (ii) may not have an option price less than the Fair Market Value of Common Stock on the date the option is granted,
         (iii) must otherwise comply with Code Section 422, and (iv)

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



         must be designated as an "Incentive Stock Option" by the Committee. The maximum aggregate Fair Market Value of Common Stock (determined at the time of each Grant) with respect to which any Participant may first exercise Incentive Stock Options under this Plan and any Incentive Stock Options granted to the Participant for such year under any plans of the Corporation or any Subsidiary in any calendar year is $100,000. Payment of the option price shall be made in cash or in shares of Common Stock, or a combination thereof, in accordance with the terms of the Plan, the Grant Agreement, and of any applicable guidelines of the Committee in effect at the time.

                  (b) OTHER STOCK OPTIONS - These are options to purchase Common Stock which are not designated by the Committee as "Incentive Stock Options". At the time of the Grant the Committee shall determine, and shall have contained in the Grant Agreement or other Plan rules, the option exercise period, the option price, and such other conditions or restrictions on the grant or exercise of the option as the Committee deems appropriate, which may include the requirement that the grant of options is predicated on the acquisition of Purchase Shares under Paragraph 5(e) by the Optionee. In addition to other restrictions contained in the Plan, an option granted under this Paragraph 5(b), (i) may not be exercised more than 10 years after the date it is granted and (ii) may not have an option exercise price less than 50% of the Fair Market Value of Common Stock on the date the option is granted. Payment of the option price shall be made in cash or in shares of Common Stock, or a combination thereof, in accordance with the terms of the Plan and of any applicable guidelines of the Committee in effect at the time.

                  (c) STOCK APPRECIATION RIGHTS - These are rights that on exercise entitle the holder to receive the excess of (i) the Fair Market Value of a share of Common Stock on the date of exercise over
         (ii) the Fair Market Value on the date of Grant (the "BASE VALUE") multiplied by (iii) the number of rights exercised as determined by the Committee. Stock Appreciation Rights granted under the Plan may, but need not be, granted in conjunction with an Option under Paragraph 5(a) or 5(b). The Committee, in the Grant Agreement or by other Plan rules, may impose such conditions or restrictions on the exercise of Stock Appreciation Rights as it deems appropriate, and may terminate, amend, or suspend such Stock Appreciation Rights at any time. No Stock Appreciation Right granted under this Plan may be exercised less than 6 months or more than 10 years after the date it is granted except in the event of death or disability of a Participant. To the extent that any Stock Appreciation Right that shall have become exercisable, but shall not have been exercised or cancelled or, by reason of any termination of employment, shall have become non-exercisable, it shall be deemed to

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



         have been exercised automatically, without any notice of exercise, on the last day of which it is exercisable, provided that any conditions or limitations on its exercise are satisfied (other than (i) notice of exercise and (ii) exercise or election to exercise during the period prescribed) and the Stock Appreciation Right shall then have value. Such exercise shall be deemed to specify that the holder elects to receive cash and that such exercise of a Stock Appreciation Right shall be effective as of the time of automatic exercise.

                  (d) RESTRICTED STOCK - Restricted Stock is Common Stock delivered to a Participant with or without payment of consideration with restrictions or conditions on the Participant's right to transfer or sell such stock; PROVIDED that the price of any Restricted Stock delivered for consideration and not as bonus stock may not be less than 50% of the Fair Market Value of Common Stock on the date such Restricted Stock is granted or the price of such Restricted Stock may be the par value. If a Participant irrevocably elects in writing in the calendar year preceding a Grant of Restricted Stock, dividends paid on the Restricted Stock granted may be paid in shares of Restricted Stock equal to the cash dividend paid on Common Stock. The number of shares of Restricted Stock and the restrictions or conditions on such shares shall be as the Committee determines, in the Grant Agreement or by other Plan rules, and the certificate for the Restricted Stock shall bear evidence of the restrictions or conditions. No Restricted Stock may have a restriction period of less than 6 months, other than in the case of death or disability.

                  (e) PURCHASE STOCK - Purchase Stock are shares of Common Stock offered to a Participant at such price as determined by the Committee, the acquisition of which will make him eligible to receive under the Plan, including, but not limited to, Other Stock Options; PROVIDED, HOWEVER, that the price of such Purchase Shares may not be less than 50% of the Fair Market Value of the Common Stock on the date such shares of Purchase Stock are offered.

                  (f) DIVIDEND EQUIVALENT RIGHTS - These are rights to receive cash payments from the Corporation at the same time and in the same amount as any cash dividends paid on an equal number of shares of Common Stock to shareholders of record during the period such rights are effective. The Committee, in the Grant Agreement or by other Plan rules, may impose such restrictions and conditions on the Dividend Equivalent Rights, including the date such rights will terminate, as it deems appropriate, and may terminate, amend, or suspend such Dividend Equivalent Rights at any time.

                  (g) PERFORMANCE UNITS - These are rights to receive at a specified future date, payment in cash of an amount equal to all or a portion of the value of a unit granted by the Committee. At the time of the Grant, in the Grant Agreement or by other Plan rules, the Committee must determine the base value of the unit, the performance factors applicable to the determination of the ultimate payment value of the unit and the period over which Corporation performance will be measured. These factors must include a minimum performance standard for the Corporation below which no payment will be made and a maximum performance level above which no increased payment will be made. The term over which Corporation performance will be measured shall be not less than six months.

                  (h) PERFORMANCE SHARES - These are rights to receive at a specified future date, payment in cash or Common Stock, as determined by the Committee, of an amount equal to all or a portion of the Fair Market Value for all days that the Common Stock is traded during the last forty-five (45) days of the specified period of performance of a specified number of shares of Common Stock at the end of a specified period based on Corporation performance during the period. At the time of the Grant, the Committee, in the Grant Agreement or by Plan rules, will determine the factors which will govern the portion of the rights so payable and the period over which Corporation performance will be measured. The factors will be based on Corporation performance and must include a minimum performance standard for the Corporation below which no payment will be made and a maximum performance level above which no increased payment will be made. The term over which Corporation performance will be measured shall be not less than six months. Performance Shares will be granted for no consideration.

                  (i) OTHER STOCK-BASED GRANTS - The Committee may make other Grants under the Plan pursuant to which shares of Common Stock (which may, but need not, be shares of Restricted Stock pursuant to Paragraph 5(d)), are or may in the future be acquired, or Grants denominated in stock units, including ones valued using measures other than market value. Other Stock-Based Grants may be granted with or without consideration; PROVIDED, HOWEVER, that the price of any such Grant made for consideration that provides for the acquisition of shares of Common Stock or other equity securities of the Corporation may not be less than 50% of the Fair Market Value of the Common Stock or such other equity securities on the date of grant of such Grant. Such Other Stock-Based Grants may be made alone, in addition to or in tandem with any Grant of any type made under the Plan and must be consistent with the purposes of the Plan.

6.       LIMITATIONS AND CONDITIONS
         --------------------------

                  (a) The number of Shares available for Grants under this Plan shall be _________ shares of the authorized Common Stock as of the effective date of the Plan. The number of Shares subject to Grants under this Plan to any one Participant shall not be more than ________ shares. Unless restricted by applicable law, Shares related to Grants that are forfeited, terminated, cancelled or expire unexercised, shall immediately become available for Grants.

                  (b) No Grants shall be made under the Plan beyond ten years after the effective date of the Plan, but the terms of Grants made on or before the expiration thereof may extend beyond such expiration. At the time a Grant is made or amended or the terms or conditions of a Grant are changed, the Committee may provide for limitations or conditions on such Grant.

                  (c) Nothing contained herein shall affect the right of the Corporation to terminate any Participant's employment at any time or for any reason.

                  (d) Deferrals of Grant payouts may be provided for, at the sole discretion of the Committee, in the Grant Agreements.

                  (e) Except as otherwise prescribed by the Committee, the amounts of the Grants for any employee of a Subsidiary, along with interest, dividend, and other expenses accrued on deferred Grants shall be charged to the Participant's employer during the period for which the Grant is made. If the Participant is employed by more than one Subsidiary or by both the Corporation and a Subsidiary during the period for which the Grant is made, the Participant's Grant and related expenses will be allocated between the companies employing the Participant in a manner prescribed by the Committee.

                  (f) Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void. No such benefit shall, prior to receipt thereof by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the Participant.

                  (g) Participants shall not be, and shall not have any of the rights or privileges of, stockholders of the Corporation in respect of any Shares purchasable in connection with any Grant unless and until certificates representing any such Shares have been issued by the Corporation to such Participants.

                  (h) No election as to benefits or exercise of Stock Options, Stock Appreciation Rights, or other rights may be made during a Participant's lifetime by anyone other than the

Participant except by a legal representative appointed for or by the Participant.

                  (i) Absent express provisions to the contrary, any grant under this Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Corporation or its Subsidiaries and shall not affect any benefits under any other benefit plan of any kind or subsequently in effect under which the availability or amount of benefits is related to level of compensation. This Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

                  (j) Unless the Committee determines otherwise, no benefit or promise under the Plan shall be secured by any specific assets of the Corporation or any of its Subsidiaries, nor shall any assets of the Corporation or any of its Subsidiaries be designated as attributable or allocated to the satisfaction of the Corporation's obligations under the Plan.

7.       TRANSFERS AND LEAVES OF ABSENCE
         -------------------------------

                  For purposes of the Plan, unless the Committee determines otherwise: (a) a transfer of a Participant's employment without an intervening period of separation among the Corporation and any Subsidiary shall not be deemed a termination of employment, and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of the Corporation during such leave of absence.

8.       ADJUSTMENTS
         -----------

                  In the event of any change in the outstanding Common Stock by reason of a stock split, spin-off, stock dividend, stock combination or reclassification, recapitalization or merger, change of control, or similar event, the Committee may adjust appropriately the number of Shares subject to the Plan and available for or covered by Grants and Share prices related to outstanding Grants and make such other revisions to outstanding Grants as it deems are equitably required.

9.       MERGER, CONSOLIDATION, EXCHANGE,
         ACQUISITION, LIQUIDATION OR DISSOLUTION
         ---------------------------------------

                  In its absolute discretion, and on such terms and conditions as it deems appropriate, coincident with or after the grant of any Stock Option or any Stock-Based Grant, the Committee may provide that such Stock Option or Stock-Based Grant cannot be exercised after the merger or consolidation of the Corporation into another corporation, the exchange of all or substantially all of the assets of the Corporation for the securities of another corporation, the acquisition by another corporation of 80% or more of the Corporation's then outstanding shares of voting stock or the recapitalization, reclassification, liquidation or dissolution of the Corporation, and if the Committee so provides, it shall, on such terms and conditions as it deems appropriate in its absolute discretion, also provide, either by the terms of such Stock Option or Stock-Based Grant or by a resolution adopted prior to the occurrence of such merger, consolidation, exchange, acquisition, recapitalization, reclassification, liquidation or dissolution, that, for some period of time prior to such event, such Stock Option or Stock-Based Grant shall be exercisable as to all shares subject thereto, notwithstanding anything to the contrary herein (but subject to the provisions of Paragraph 6(b)) and that, upon the occurrence of such event, such Stock Option or Stock-Based Grant shall terminate and be of no further force or effect; PROVIDED, HOWEVER, that the Committee may also provide, in its absolute discretion, that even if the Stock Option or Stock-Based Grant shall remain exercisable after any such event, from and after such event, any such Stock Option or Stock-Based Grant shall be exercisable only for the kind and amount of securities and/or other property, or the cash equivalent thereof, receivable as a result of such event by the holder of a number of shares of stock for which such Stock Option or Stock-Based Grant could have been exercised immediately prior to such event.

10.      AMENDMENT AND TERMINATION
         -------------------------

                  The Committee shall have the authority to make such amendments to any terms and conditions applicable to outstanding Grants as are consistent with this Plan provided that, except for adjustments under Paragraph 8 or 9 hereof, no such action shall modify such Grant in a manner adverse to the Participant without the Participant's consent except as such modification is provided for or contemplated in the terms of the Grant.

                  The Board of Directors may amend, suspend or terminate the Plan except that no such action, other than an action under Paragraph 8 or 9 hereof, may be taken which would, without shareholder approval, increase the aggregate number of Shares available for Grants under the Plan, decrease the price of outstanding Options or Stock Appreciation Rights, change the requirements relating to the Committee or extend the term of the Plan.

11.      FOREIGN OPTIONS AND RIGHTS
         --------------------------

                  The Committee may make Grants to Employees who are subject to the laws of nations other than the United States, which Grants may have terms and conditions that differ from the terms thereof as provided elsewhere in the Plan for the purpose of complying with foreign laws.

12.      WITHHOLDING TAXES
         -----------------

                  The Corporation shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Corporation to deliver shares upon the exercise of an Option or Stock Appreciation Right, upon payment of Performance units or shares, upon delivery of Restricted Stock or upon exercise, settlement or payment of any Other Stock-Based Grant that the Participant pay to the Corporation such amount as may be requested by the Corporation for the purpose of satisfying any liability for such withholding taxes. Any Grant Agreement may provide that the Participant may elect, in accordance with any conditions set forth in such Grant Agreement, to pay a portion or all of such withholding taxes in shares of Common Stock.

13.      EFFECTIVE DATE AND TERMINATION DATES
         ------------------------------------

                  The Plan shall be effective on and as of the date of its approval by the stockholders of the Corporation and shall terminate ten years later, subject to earlier termination by the Board of Directors pursuant to Paragraph 10.

                                                                 Exhibit 10(vii)

                                    FORM OF
                            1996 UNIT INCENTIVE PLAN
                              FOR KEY EMPLOYEES OF
                 BORDEN FOODS CORPORATION AND ASSOCIATED PERSONS

1.       PURPOSE OF PLAN
         ---------------

                  The 1996 Unit Incentive Plan for Key Employees of Borden Foods Corporation and Associated Persons (the "PLAN") is designed:

                  (a) to promote the long term financial interests and growth of Borden Foods Corporation (the "CORPORATION") and its Subsidiaries by attracting and retaining management personnel with the training, experience and ability to enable them to make a substantial contribution to the success of the Corporation's business;

                  (b) to motivate management personnel by means of growth-related incentives to achieve long range goals; and

                  (c) to further the identity of interests of Participants with those of the direct and indirect equityholders of the Corporation through opportunities to participate in increased value of the Corporation and its Associated Persons.

2.       DEFINITIONS
         -----------

                  As used in the Plan, the following words shall have the following meanings:

                  (a) "ASSOCIATED PERSON" shall mean any Subsidiary of BFH LLC, including, without limitation, Borden Foods Holdings Corporation and the Corporation, or any other entity designated by the Board of Directors in which BFH LLC or an Associated Person has an interest, which may include, without limitation, a successor to BFH LLC.

                  (b) "BFH LLC" shall mean Borden Foods Holdings, LLC, a Delaware limited liability company.

                  (c) "BFH LLC UNIT" shall mean a Class A Unit or a Class B Unit (each as defined in the Limited Liability Company Agreement of BFH LLC), as the context may require.

                  (d) "BOARD OF DIRECTORS" means the Board of Directors of the Corporation.

                  (e) "COMMITTEE" means the Compensation Committee of the Board of Directors.

                  (f) "EMPLOYEE" means a person, including an officer, in the regular full-time employment of the Corporation or one of its Subsidiaries who, in the opinion of the Committee, is, or is expected, to be primarily responsible for the management, growth or protection of some part or all of the business of the Corporation.

                  (g) "EQUIVALENT COMPANY" shall mean any Associated Person that, at the relevant time, owns or operates, directly or indirectly, substantially all of the business and assets of BFH LLC and its Subsidiaries.

                  (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (i) "FAIR VALUE" means such value of a BFH LLC Unit or similar ownership interest in an Equivalent Company as determined in accordance with any applicable resolutions or regulations of the Committee in effect at the relevant time and in accordance with the provisions of a Grant Agreement.

                  (j) "GRANT" means an award made to a Participant pursuant to the Plan and described in Paragraph 5, including, without limitation, an award of a BFH LLC Unit Option, Unit Appreciation Right, Purchase BFH LLC Unit or Other Unit-Based Grant, or any combination of the foregoing.

                  (k) "GRANT AGREEMENT" means an agreement between the Corporation and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

                  (l) "PARTICIPANT" means an Employee selected to participate in the Plan by the Committee in its sole discretion and to whom one or more Grants have been made and such Grants have not all been forfeited or terminated under the Plan; PROVIDED, HOWEVER, a non-employee director of the Corporation or one of its Subsidiaries may not be a Participant.

                  (m) "SUBSIDIARY" means any corporation, partnership or other entity in an unbroken chain of corporations, partnerships or other entities beginning with BFH LLC if each of the corporations, partnerships or other entities, or group of commonly controlled corporations, partnerships or other entities other than the last corporation, partnership or other entity in the unbroken chain then owns 50% or more of the voting stock or other ownership interests in one of the other corporations, partnerships or other entities in such chain.

3.       ADMINISTRATION OF PLAN
         ----------------------

                  (a) The Plan shall be administered by the Committee. The Committee may adopt its own rules of procedure, and the action of a majority of the Committee, taken at a meeting or taken without a meeting by a writing signed by such majority, shall constitute action by the Committee. The Committee shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules. Any such interpretations, rules, and administration shall be consistent with the basic purposes of the Plan.

                  (b) The Committee may delegate to the Chief Executive Officer and to other senior officers of the Corporation its duties under the Plan subject to such conditions and limitations as the Committee shall prescribe, except that only the Committee may designate and make Grants to Participants who are subject to Section 16 of the Exchange Act.

                  (c) The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Corporation, and the officers and directors of the Corporation shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Corporation and all other interested persons. No member of the Committee or the Board of Directors, or the Board of Directors of any Associated Person, and none of the Corporation, BFH LLC or any Associated Person shall be liable (personally or otherwise) for any action, determination or interpretation made in good faith with respect to the Plan or the Grants, and all such persons shall be fully protected by the Corporation with respect to any such action, determination or interpretation.

4.       ELIGIBILITY
         -----------

                  The Committee may from time to time make Grants under the Plan to such Employees and in such form and having such terms, conditions and limitations as the Committee may determine in its sole discretion. No Grants may be made under this Plan to non-employee directors of Corporation or any of its Subsidiaries. Grants may be granted singly, in combination or in tandem. The terms, conditions and limitations of each Grant under the Plan shall be set forth in a Grant Agreement, in a form approved by the Committee, consistent, however, with the terms of the Plan; PROVIDED, HOWEVER, such Grant Agreement shall contain provisions dealing with the treatment of Grants in the event of the termination, death or disability of a Participant, and may also include provisions concerning the treatment of Grants in the event of a change of control of the Corporation.

5.       GRANTS
         ------

                  From time to time, the Committee will determine the forms and amounts of Grants for Participants. Such Grants may take the following forms in the Committee's sole discretion:

                  (a) BFH LLC UNIT OPTIONS - These are options to purchase BFH LLC Units. At the time of the Grant the Committee shall determine, and shall have contained in the Grant Agreement or other Plan rules, the option exercise period, the option exercise price, and such other conditions or restrictions on the grant or exercise of the option as the Committee deems appropriate, which may include the requirement that the grant of options is predicated on the acquisition of Purchase BFH LLC Units by the optionee.

                  (b) UNIT APPRECIATION RIGHTS - These are rights that on exercise entitle the holder to receive the excess of (i) the Fair Value on the date of exercise over (ii) the exercise price thereof multiplied by (iii) the number of rights exercised. The Committee, in the Grant Agreement or by other Plan rules, may impose such conditions or restrictions on the exercise of Unit Appreciation Rights and may provide for the conversion of the Unit Appreciation Rights into options to purchase ownership in BFH LLC or any Associated Person as it deems appropriate.

                  (c) PURCHASE BFH LLC UNIT - Purchase BFH LLC Units are BFH LLC Units offered to a Participant at such price as determined by the Committee, the acquisition of which will make him eligible to receive Grants under the Plan; PROVIDED, HOWEVER, that the price of such Purchase BFH LLC Units may not be less than 50% of the fair market value (as determined by the Committee) of the BFH LLC Units on the date such Purchase BFH LLC Units are offered.

                  (d) OTHER UNIT-BASED GRANTS - The Committee may make other Grants under the Plan pursuant to which BFH LLC Units (or similar ownership interests of an Equivalent Company) are or may in the future be acquired, or payments are or may in the future be made, in each case, based on the performance or value of the Corporation and its Associated Persons. The Committee, in the Grant Agreement or by other Plan rules, may impose such conditions or restrictions on any such Grant as it deems appropriate, consistent with the purposes of the Plan.

6.       LIMITATIONS AND CONDITIONS
         --------------------------

                  (a) The number of BFH LLC Units available for Grants under this Plan initially shall be ___________, but may be increased or decreased (but in no event decreased to a number lower than the number of Purchase BFH LLC Units theretofore granted under the Plan), by the Committee in its sole discretion. Unless restricted by applicable law, the number of BFH LLC Units related to Grants that are forfeited, terminated, cancelled or expire shall immediately become available for Grants.

                  (b) No Grants shall be made under the Plan beyond ten years after the effective date of the Plan, but the terms of

Grants made on or before the expiration thereof may extend beyond such expiration. At the time a Grant is made or amended or the terms or conditions of a Grant are changed, the Committee may provide for limitations or conditions on such Grant.

                  (c) Nothing contained herein shall affect the right of the Corporation to terminate any Participant's employment at any time or for any reason.

                  (d) Deferrals of Grant payouts may be provided for, at the sole discretion of the Committee, in the Grant Agreements.

                  (e) Except as otherwise prescribed by the Committee, the amounts of the Grants for any employee of a Subsidiary, along with interest, dividend and other expenses accrued on deferred Grants shall be charged to the Participant's employer during the period for which the Grant is made. If the Participant is employed by more than one Subsidiary or by both the Corporation and a Subsidiary during the period for which the Grant is made, the Participant's Grant and related expenses will be allocated between the companies employing the Participant in a manner prescribed by the Committee.

                  (f) Other than as specifically provided with regard to the death of a Participant, no Grant or right to payment in respect thereof under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void. No Grant or right to payment in respect thereof shall, prior to receipt thereof by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

                  (g) Participants shall not be, and shall not have any of the rights or privileges of, members of BFH LLC or equity holders in any Associated Person in respect of any BFH LLC Units or interests in an Associated Person purchasable in connection with any Grant unless and until such Participant is registered as the owner thereof and, if applicable, certificates representing any such BFH LLC Units or such other interests have been issued by BFH LLC or such Associated Person to such Participants.

                  (h) No election as to benefits or exercise of BFH LLC Unit Options, Unit Appreciation Rights or other rights may be made during a Participant's lifetime by anyone other than the Participant except by a legal representative appointed for or by the Participant.

                  (i) Absent express provisions to the contrary, any grant under this Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Corporation or its Subsidiaries and shall not affect any benefits under any other benefit plan of any kind or subsequently in effect under which the availability or amount of benefits is related to level of compensation. This Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

                  (j) Unless the Committee determines otherwise, no benefit or promise under the Plan shall be secured by any specific assets of the Corporation or any of its Subsidiaries, nor shall any assets of the Corporation or any of its Subsidiaries be designated as attributable or allocated to the satisfaction of the Corporation's obligations under the Plan.

7.       TRANSFERS AND LEAVES OF ABSENCE
         -------------------------------

                  For purposes of the Plan, unless the Committee determines otherwise: (a) a transfer of a Participant's employment without an intervening period of separation among the Corporation and any Associated Person shall not be deemed a termination of employment, and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of the Corporation during such leave of absence.

8.       ADJUSTMENTS
         -----------

                  In the event that the Corporation (or any Equivalent Company) consummates a Public Offering, or any similar event occurs, or there is a change in the powers, designations, preferences and relative participating, optional or other rights, if any, or the qualifications, limitations or restrictions of the outstanding BFH LLC Units or equity interests in an Equivalent Company or a reclassification, recapitalization or merger, change of control, or similar event affecting the Corporation, BFH LLC or an Equivalent Company, the Committee may adjust appropriately the outstanding Grants as it deems to be equitably required, including converting the Grants into grants of options or other rights to purchase ownership interests of the Corporation or the Equivalent Company that consummates a Public Offering on such terms as the Committee deems to be appropriate in its sole discretion.

9.       MERGER, CONSOLIDATION, EXCHANGE,
         ACQUISITION, LIQUIDATION OR DISSOLUTION
         ---------------------------------------

                  In its absolute discretion, and on such terms and conditions as it deems appropriate, coincident with or after the grant of any BFH LLC Unit Option or any Unit-Based Grant, the Committee may provide that such BFH LLC Unit Option or Unit-Based Grant cannot be exercised after the merger or consolidation of BFH LLC or the Corporation into another corporation, the exchange of all or substantially all of the assets of BFH LLC or the Corporation for the securities of another corporation, the sale of all or substantially all the assets of BFH LLC or the Corporation, the acquisition by another corporation of 80% or more of BFH LLC's or the Corporation's then outstanding units or shares of voting stock or the recapitalization, reclassification, liquidation or dissolution of BFH LLC or the Corporation, and if the Committee so provides, it shall, on such terms and conditions as it deems appropriate in its absolute discretion, also provide, either by the terms of such BFH LLC Unit Option or Unit-Based Grant or by a resolution adopted prior to the occurrence of such merger, consolidation, exchange, acquisition, recapitalization, reclassification, liquidation or dissolution, that, for some period of time prior to such event, such BFH LLC Unit Option or Unit-Based Grant shall be exercisable as to all units or shares subject thereto, notwithstanding anything to the contrary herein (but subject to the provisions of Paragraph 6(b)) and that, upon the occurrence of such event, such BFH LLC Unit Option or Unit-Based Grant shall terminate and be of no further force or effect; PROVIDED, HOWEVER, that the Committee may also provide, in its absolute discretion, that even if the BFH LLC Unit Option or Unit-Based Grant shall remain exercisable after any such event, from and after such event, any such BFH LLC Unit Option or Unit-Based Grant shall be exercisable only for the kind and amount of securities and/or other property, or the cash equivalent thereof, receivable as a result of such event by the holder of a number of units or shares of stock for which such BFH LLC Unit Option or Unit-Based Grant could have been exercised immediately prior to such event.

10.      AMENDMENT AND TERMINATION
         -------------------------

                  The Committee shall have the authority to make such amendments to any terms and conditions applicable to outstanding Grants as are consistent with this Plan provided that, except for adjustments under Paragraph 8 or 9 hereof, no such action shall modify such Grant in a manner adverse to the Participant without the Participant's consent except as such modification is provided for or contemplated in the terms of the Grant.

                  The Board of Directors may amend, suspend or terminate the Plan except that no such action, other than an action under Paragraph 8 or 9 hereof, may be taken which would decrease the exercise price of outstanding BFH LLC Unit Options or Unit Appreciation Rights, change the requirements relating to the Committee or extend the term of the Plan.

11.      FOREIGN OPTIONS AND RIGHTS
         --------------------------

                  The Committee may make Grants to Employees who are subject to the laws of nations other than the United States, which Grants may have terms and conditions that differ from the terms thereof as provided elsewhere in the Plan for the purpose of complying with foreign laws.

12.      WITHHOLDING TAXES
         -----------------

                  The Corporation shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Corporation to deliver BFH LLC Units upon exercise of a BFH LLC Unit Option or to make payment upon exercise or settlement of any Unit Appreciation Right or Other Unit-Based Grant that the Participant pay to the Corporation such amount as may be requested by the Corporation for the purpose of satisfying any liability for such withholding taxes. Any Grant Agreement may provide that the Participant may elect, in accordance with any conditions set forth in such Grant Agreement, to pay a portion or all of such withholding taxes in BFH LLC Units.

13.      EFFECTIVE DATE AND TERMINATION DATES
         ------------------------------------

                  The Plan shall be effective on and as of the date of its approval by the stockholders of the Corporation and shall terminate ten years later, subject to earlier termination by the Board of Directors pursuant to Paragraph 10.